Commitment and Contingencies	6 Months Ended
Jun. 30, 2021
Commitments and Contingencies.
Commitments and Contingencies

13. Commitments and Contingencies

Leases

Our principal lease commitments are for office space and operations under several non-cancelable operating leases with contractual terms expiring from 2021 to 2031. Some of these leases contain renewal options and rent escalations.

In 2019, we entered into an agreement to lease space for our corporate headquarters in Los Angeles, which we occupied under a sublease with a third party. The new lease commenced in July 2020 upon the expiration of the sublease and is for a term of approximately 7 years. We had a $2.0 million cash collateralized letter of credit related to the lease as of June 30, 2021 and December 31, 2020.

Yandy’s operating lease for warehousing and office space in Phoenix, Arizona expired in February 2021, following an extension of the original December 2020 expiration. On August 26, 2020, we entered into a non-cancelable operating lease for 51,962 square feet of warehousing and office space in Phoenix, Arizona for Yandy’s operations. The lease commenced on February 1, 2021 and expires on May 31, 2031 with an option to renew for an additional 5 or 10 years at market rates. Rent, which commenced in June 2021 after a four-month rent free period, is payable monthly and is subject to annual increases of 3% for a total lease commitment of $4.1 million. Additionally, we are eligible to receive a tenant improvement allowance of up to $0.8 million.

In 2017, we vacated our New York office space and entered into an agreement to sublease the space for a period approximating the remaining term of our lease. This lease expires in 2024.

In connection with the acquisition of TLA, as disclosed in Note 17, Acquisition, we acquired 41 retail stores, which TLA leases and operates in Washington, Oregon, California, Texas and Tennessee for the purpose of selling its products to customers. The majority of the leases are triple net leases, for which TLA, as a lessee, is responsible for paying rent as well as common area maintenance, insurance and taxes. Lease terms run between 2 and 10 years in length, with the average lease term being approximately 5 years and in many cases include renewal options.

Rental expense associated with operating leases is charged to expense in the year incurred and is included in our condensed consolidated statements of operations. For the three months ended June 30, 2021 and 2020, the rental expense charged to selling, general and administrative expense was $2.0 million and $0.6 million, respectively. Rental expense charged to selling, general and administrative expense for the six months ended June 30, 2021 and 2020 was $3.3 million and $1.1 million. Rental expense charged to cost of sales for the three and six months ended June 30, 2021 and 2020 was immaterial.

The following table sets forth the future minimum lease commitments and future sublease income as of June 30, 2021 under operating leases with initial or remaining non-cancelable terms in excess of one year (in thousands):

	Minimum
	Lease	Sublease
	Commitments	Income
Remainder of 2021	$3,944	$(144)
2022	6,834	(313)
2023	6,013	(322)
2024	5,203	(246)
2025	4,439	—
Thereafter	8,685	—
Total	$35,118	$(1,025)

Legal Contingencies

From time to time, we may have certain contingent liabilities that arise in the ordinary course of our business activities. We accrue a liability for such matters when it is probable that future expenditures will be made and that such expenditures can be reasonably estimated. Significant judgment is required to determine both probability and the estimated amount.

In January 2019, a class action suit was initiated against us on behalf of a group of Michigan Playboy magazine subscribers, where the subscribers sued after their personal details were disclosed in violation of the Michigan Preservation of Personal Privacy Act. The parties entered into a Settlement Agreement which was approved, and the court entered a final judgment on August 19, 2020 in the amount of $3.9 million to be paid by us. The amount was paid in September 2020.

On April 1, 2019, a former employee, through counsel, delivered to us a letter which set forth various potential claims against us related to the individual’s former employment with us. A settlement was reached in October 2020 in the amount of $2.6 million. We have employment practices liability insurance for such claims which is capped at $2.5 million. We paid $0.4 million in November 2020, representing the amount of the settlement not covered by the employment practices liability insurance and had a $0.3 million receivable from the insurance provider as of December 31, 2020 and June 30, 2021.

On May 21, 2019, Michael Whalen, as Trustee for the Hugh M. Hefner 1991 Trust (the “Trust”), initiated an arbitration against us asserting that we had breached that certain License Agreement between Hugh M. Hefner (“Mr. Hefner”) and us dated on or about March 4, 2011, wherein Mr. Hefner licensed his image, signature, voice, likeness and other elements of his persona and identity to us. The Trust has also asserted statutory claims against us for the alleged violation of Mr. Hefner’s right of publicity. The parties entered into a Settlement Agreement, dated August 21, 2020, pursuant to which we paid to the Trust $1.8 million to settle this matter in September 2020.

On May 18, 2020, a former employee filed a complaint against us in Los Angeles County Superior Court related to the individual’s former employment with us. A settlement was reached in April 2021 for dismissal of the case upon payment to the complainant of $0.2 million, which is anticipated to be primarily covered by our employment practices liability insurance.

We may periodically be involved in other legal proceedings arising in the ordinary course of business. These matters are not expected to have a material adverse effect on our consolidated financial statements.

COVID-19

In March 2020, COVID-19 was declared a pandemic by the World Health Organization. Since that time, we have focused on protecting our employees, customers and vendors to minimize potential disruptions while managing through this pandemic. Nonetheless, the COVID-19 pandemic continues to disrupt and delay supply chains, affect production and sales across a range of industries and result in legal restrictions requiring businesses to close and consumers to stay at home for days-to-months at a time. These disruptions have impacted our business by slowing the launch of new products, causing certain products sold by Yandy to be out-of-stock, closing retail stores of certain of our licensees and closing the London Playboy Club and certain other Playboy-branded live gaming operations. As a result, licensing revenues from certain gaming and retail licensees declined in the last three quarters of 2020 and the first two quarters of 2021, as compared to royalties from such sources during pre-pandemic periods. However, as of the date of these consolidated financial statements, our business as a whole has not suffered any material adverse consequences to date from the COVID-19 pandemic, as negative impacts have thus far been offset by an increase in online direct-to-consumer sales and higher royalties from licensing collaborations in the United States during the last three quarters of 2020 and the first two quarters of 2021. The extent of the impact of COVID-19 on our future operational and financial performance will depend on certain developments, including the further duration and spread of the outbreak and its impact on employees and vendors, all of which are uncertain and cannot be predicted. As of the date of these consolidated financial statements, the full extent to which COVID-19 may impact our future financial condition or results of operations is uncertain.